Prospectus Supplement	January 28, 2009

PUTNAM GLOBAL TECHNOLOGY FUND Prospectus dated December 12, 2008

The section Who oversees and manages the fund? is supplemented to reflect that George Gianarikas now is the sole officer of Putnam Management primarily responsible for the day-today management of the fund's portfolio. Mr. Gianarikas was appointed portfolio manager of the fund in January 2009. He joined Putnam Investments in January, 2009 as a portfolio manager. From 2007 to 2008 he was a global industry analyst at Wellington Management Company and from December, 2003 to August, 2007, he was an Equity Analyst at Riversource Investments. He owned no fund shares as of December 31, 2008.

PUTNAM INVESTMENTS	255219 1/09